BancAnalysts Association of Boston Conference 2022 Terry Dolan Vice Chair and Chief Financial Officer Gunjan Kedia Vice Chair, Wealth Management and Investment Services November 4, 2022 Exhibit 99.1

The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: This presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements often use words such as “anticipates,” “targets,” “expects,” “hopes,” “estimates,” “projects,” “forecasts,” “intends,” “plans,” “goals,” “believes,” “continue” and other similar expressions or future or conditional verbs such as “will,” “may,” “might,” “should,” “would” and “could.” Forward-looking statements involve inherent risks and uncertainties, including the following risks and uncertainties and the risks and uncertainties more fully discussed in the section entitled “Risk Factors” of Exhibit 13 to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2021, which could cause actual results to differ materially from those anticipated. Deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices, and U.S. Bancorp’s ability to address or satisfy those requirements and other requirements or conditions imposed by regulatory entities, could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; the impacts of the COVID-19 pandemic on its business, financial position, results of operations, liquidity and prospects; increases in unemployment rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; civil unrest; the effects of climate change; changes in customer behavior and preferences; breaches in data security, including as a result of work-from-home arrangements; failures to safeguard personal information; the impacts of international hostilities or geopolitical events; impacts of supply chain disruptions and rising inflation; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputation risk. In addition, U.S. Bancorp’s proposed acquisition of MUFG Union Bank presents risks and uncertainties, including, among others: the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed acquisition may not be realized or may take longer than anticipated to be realized; the risk that U.S. Bancorp’s business could be disrupted as a result of the announcement and pendency of the proposed acquisition and diversion of management’s attention from ongoing business operations and opportunities; the possibility that the proposed acquisition, including the integration of MUFG Union Bank, may be more costly or difficult to complete than anticipated; delays in closing the proposed acquisition; and the failure of any closing conditions in the definitive purchase agreement to be satisfied. For discussion of these and other risks that may cause actual results to differ from those described in forward-looking statements, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2021, on file with the Securities and Exchange Commission, including the sections entitled “Corporate Risk Profile” and “Risk Factors” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Readers are cautioned not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Forward-looking statements and additional information

U.S. Bancorp As of 9/30/22, except market value as of 10/21/22 NYSE TradedUSB Founded1863 Market Value $60B Branches 2,205 ATMs 4,089 Assets $601B Deposits $471B Loans $343B

Consumer & Business Banking Branch Banking, Small Business Banking, Consumer Lending, Mortgage Banking and Omnichannel Delivery Corporate & Commercial Banking Corporate Banking, Commercial Banking, Commercial Real Estate, and Fixed Income Capital Markets Payment Services Retail Payment Solutions, Global Merchant Acquiring and Corporate Payment Systems Wealth Management & Investment Services Wealth Management, Asset Management, Corporate Trust, Fund Services and Custody 3Q 2022 YTD taxable-equivalent basis Business line revenue percentages exclude Treasury and Corporate Support; see slide 17 for reconciliation Payment Services 28% Wealth Management & Investment Services 18% Corporate & Commercial Banking 19% Consumer & Business Banking 35% Our differentiated business mix supports consistent growth

(1) Digital interactions include all online Wealth Management client activities, which include but are not limited to mobile app logins, money movement, trading, eStatement delivery and completed wealth plans (2) Ranking by ABAlert market share data year-to-date as of 9/30/2022; CDO – Collateralized Debt Obligation, GSF – Global Structured Finance (3) AUCA as of 6/30/21. Company reported AUC/A; (4) iMoneyNet Money Fund Report as of 6/30/2022 Wealth Management Provides tailored investment, trust, and banking services to individuals ranging from emerging wealth to ultra high net worth. Business Highlights: Revenue has doubled from 2015 – 2021 Wealth management digital interactions1 have grown 2.2x 3Q22 YTD vs. 3Q19 YTD 41% of 3Q22 YTD WMIS Revenue Global Corporate Trust Serves private and public companies, government and tax-exempt entities, and financial institutions for all their trust services needs. Business Highlights: #1/#2 provider in U.S. markets we serve2 #1/#2 provider in CDO & GSF E.U. markets we serve2 38% of 3Q22 YTD WMIS Revenue Global Fund Services Delivers customized front, middle, and back-office services to mutual fund, ETF, and alternative fund clients. Business Highlights: #8 Global Custodian by Assets under Custody and Administration3 16% of 3Q22 YTD WMIS Revenue Asset Management Manages investments for institutional clients from overnight liquidity to multi-asset class solutions. Business Highlights: Ranked #13 in Money Market Funds4 5% of 3Q22 YTD WMIS Revenue Wealth Management and Investment Services core businesses

Our WMIS business has had strong growth over the years supported by underlying macroeconomic growth across markets Financial markets provide a built-in growth engine 2015 2016 2017 2018 2019 2020 2021 3Q22 YTD FYE 2015 – FYE 2021 CAGR: 11.7% (1) U.S. Bank revenue percentages exclude Treasury and Corporate Support; see slide 17 for reconciliation; (2) MSCI World Index (MXWO) sourced from Bloomberg 2015-2021 CAGR: 9.9% 11% of U.S. Bank 2015 Revenue1 18% of U.S. Bank 3Q22 YTD Revenue1 3Q21 & 3Q22 YTD Revenue

Loyal Customer Base Broad access to retail and institutional clients Strong distribution network through well-established relationships Balance Sheet Strength Strong loan and deposit-generating businesses Bolt-on M&A and organic initiatives have streamlined growth Joint Product Innovation Deepening client engagement through integrated analytics and initiatives Scalable digital capabilities that enhance the client experience Our “One U.S. Bank” approach enables our success

CBB & CCB ↔ Wealth Management: Assisting small and mid-sized business owners in retirement and estate planning upon sale of business Payments ↔ Wealth Management: Introducing Automated Investor to credit card customers through joint marketing CCB ↔ Government Entities: Providing corporate trust services to municipalities issuing debt through capital markets CCB ↔ Institutional: Offering institutional asset management services to corporate and commercial banking customers Access to U.S. Bank’s business lines expands our reach to diversified customer segments Robust distribution across all business lines WMIS Customer Segments Business Line Partners Consumer and Business Banking (CBB) Corporate and Commercial Banking (CCB) Payment Services Wealth Management « « « Institutional « « Government Entities « Illustrative Examples:

(1) Collateralized Loan Obligation; (2) PFM Asset Management Our internal and external relationships have enabled us to build and offer attractive, innovative products to our customers Deepening relationships through product innovation Custody/Foreign Exchange (2019) Luxembourg Launch (2020) Automated Investor (2021) CLO 1 Data Product (2021) PFMAM 2 & Government Banking (2021) National Private Banking (202 1 ) Cryptocurrency Custody (2022)

(1) WMIS loans and deposits; As of 2021, Community Wealth Loans and Deposits have moved from Consumer & Business Banking into WMIS; All periods have been presented on a consistent basis to reflect these changes 2018-2021 CAGR: 12.7% 2018-2021 CAGR: 8.1% WMIS has had robust loan growth supported by strong underlying deposit trends Trust deposits have a strong operational foundation Deep relationships have resulted in lower betas compared to the last rising rate cycle Value of deposits are enhanced as part of a broader banking franchise with a diverse lending platform Robust loan and deposit growth… …provides a strong competitive advantage Our balance sheet gives us a powerful advantage

Acquisitions have augmented our organic growth



Assets Under Custody and Administration and Assets Under Management ($bn)
AUCA 2005-2021 CAGR: 9%
AUCA ($Bn)
AUM ($Bn)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
450
400
350
300
250
200
150
100
50
0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022 Q3
Wachovia Corporate Trust
National City Corporate Trust
SunTrust Corporate Trust
LaSalle Corporate Trust
First Citizens Bank Municipal Trustee
AmeriServ Corporate Trustee
Mutual fund Servicing of Fiduciary Management
Bank of America Securitization Trust
AIS Fund Admin
Union Bank Institutional Trust
UMB Bank Indiana Corporate Trust
Ally Bank Document Custody
Quintillion (Ireland)
First Nat'l Bank of Sioux Falls Corp Trust Portfolio
Peoples United Bank Corp Trust
PFM Asset Management
Union Bank Corp Trust & Custody

UnionBank

- Our pending Union Bank acquisition bolsters the wealth franchise by adding high net worth and affluent customers in a very attractive California market.
- Our integrated set of capabilities will create strong revenue synergies across WMIS.

U.S. Bank
11

Excellence in Digital Capability Mergers & Acquisitions Exceptional Client Service Delivering One U.S. Bank We continue to grow our business via organic corporate initiatives and bolt-on M&A opportunities Our competitive digital offerings and robust product suite deepens our relationships We leverage the power of “One U.S. Bank” to expand our client franchise We focus on exceptional client services and support which strengthens our relationships Focused on expanding our reach and our product set

+ Deploy broad product set and digital capabilities Creates significant value through expense synergies Increased share in attractive markets Meaningfully enhances scale Improves returns, accelerates long-term growth Similar customer-centric cultures and credit underwriting discipline A strategically and financially attractive acquisition

Scale, product breadth, and technology to penetrate… Consumer & Business Banking #1 rated mobile bank2 Digital mortgage Smart assistant Co-browse Consumer Accounts Integrated Payment Services Merchant acquiring Real-time payments Omni-commerce B2B payments Business Banking Clients Wealth Management Private banking Trust and estate Investment management Brokerage services HNW / Affluent Households Corporate & Commercial Banking Capital markets Credit facilities Treasury management Foreign exchange Commercial Relationships … Large, loyal client base1 1 million 190,000 50,000 700 (1) As disclosed on 9/21/2021; (2) Keynova Group Q3 2022 Mobile Banker Scorecard Deploy broad product set and digital capabilities

Progress What’s Next Extensive integration and conversion planning Received all required U.S. and Japanese regulatory approvals Integration and conversion plan execution across all business lines and corporate functions Transaction close targeted for December 1st, 2022, pending satisfaction of customary closing conditions Fulfillment of commitments made to U.S. regulatory agencies; divestiture of 3 branches expected to be executed in Q1 2023 Deployment of $100 billion community benefits plan Anticipated systems conversion and bank merger in the first half of 2023 (expected Memorial Day weekend) Execute on business and financial plans; 100% of synergy targets expected to be achieved in 2024 Union Bank acquisition update

Appendix

Non-GAAP financial measures